Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

DWS Variable Series I

DWS Bond VIP

DWS Variable Series II

DWS Balanced VIP

DWS High Income VIP

DWS Strategic Income VIP

The following supplements the disclosure in the “Investment Policies and Techniques” section of the portfolios’ Statement of Additional Information:

Restructuring Instruments. A portfolio may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a portfolio may accept various instruments if the investment adviser determines it is in the best interests of a portfolio and consistent with a portfolio’s investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Please Retain This Supplement for Future Reference

July 3, 2006